UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

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RECRUITER.COM GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-53641	90-1505893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Farmington Avenue, Suite 252

Bristol, CT 06010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 931-1500

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of class	Trading symbol	Name of exchange on which registered
Common Stock	RCRT	NASDAQ Capital Market
Common Stock Purchase Warrants	RCRTW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2023, Recruiter.com Group, Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with nine investors (the “Purchasers”), pursuant to which the Company agreed to sell and issue, in a registered direct offering, an aggregate of 481,000 shares (the “Shares”) of common stock, par value $0.0001, of the Company (“Common Stock”) at a purchase price of $1.00 per Share for aggregate gross proceeds to the Company of approximately $481,000 (the “Registered Offering”).  There were no placement agent fees or offering expenses payable by the Company in connection with the Registered Offering.

The Shares are being sold pursuant to Company’s effective shelf registration statement on Form S-3 (File No. 333-26470), including a prospectus contained therein, which was originally filed with the Securities and Exchange Commission (the “SEC”) on September 16, 2022, and was declared effective by the SEC on September 30, 2022, and a related prospectus supplement, dated June 6, 2024, related to the Registered Offering.

The Purchase Agreements contains customary representations, warranties and agreements of the Company and the Purchaser and customary indemnification rights and obligations of the parties. The Company closed the Registered Offering with the Purchasers on June 7, 2024.

The foregoing descriptions of the Purchase Agreement are not complete and are qualified in their entirety by reference to the full text of the form of Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1, to this Current Report on Form 8-K and is incorporated by reference herein.

A copy of the opinion of Kline Law Group relating to the validity of the Shares is filed herewith as Exhibit 5.1.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 1.01 related to the Private Placement is hereby incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure

On June 3, 2024, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference herein.

On June 7, 2024, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached as Exhibit 99.2 hereto and is hereby incorporated by reference herein.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Kline Law Group PC
10.1*	Form of Securities Purchase Agreement, dated June 6, 2024, by and between the Company and the Purchaser
23.1	Consent of Kline Law Group PC (included in Exhibit 5.1)
99.1	Press Release, dated June 3, 2024 announcing the Offering.
99.2	Press Release, dated June 7, 2024 announcing the closing of the Offering.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish copies of any of the omitted schedules or exhibits upon request of the U.S. Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Recruiter.com Group, Inc.

Date: June 7, 2024	By:	/s/ Granger Whitelaw
Granger Whitelaw
Chief Executive Officer

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